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                                  EXHIBIT 5(a)

                          FORM OF APPLICATION USED WITH
                         GROUP VARIABLE ANNUITY CONTRACT







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                 APPLICATION FOR KEYPORT LIFE INSURANCE COMPANY
                         GROUP VARIABLE ANNUITY CONTRACT


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
     Please send application to:             Keyport Life Insurance Company
                                             125 High Street
                                             Boston, MA 02110



1.   Contract Owner:
                     ---------------------------------------------------------------------
                                                  (Name)

     -------------------------------------------------------------------------------------
          (Street)            (City)              (State)             (Zip)

     ---------------------------     -----------------------------------------------------
          (Telephone)                        (Name of Person to Contact)

2.   Nature of Group:
                      --------------------------------------------------------------------

3.   Number of Participants in Group:
                                      ----------------------------------------------------

4.   Special Requests:
                       -------------------------------------------------------------------

******************************************************************************************


     Signed At:
                ------------------------     ---------------------------------------------
                    (City, State)            (Signature of Contract Owner)


                                             By:
     -----------------------------------         -----------------------------------------
                    (Date)                             (Name)

                                             ---------------------------------------------
                                                       (Title)

******************************************************************************************


                                 AGENT'S REPORT



Agent's Name:                                          Agency Phone:
              -------------------------------------                  ---------------------
                  (Print Exact Name on License)
Agency Name:
              -------------------------------------    -----------------------------------
                                                            (Signature of Agent)
Agency Address:
                --------------------------------------------------------------------------
       [   ]  [   ]  [   ]  [   ]  [   ]  -  [   ]  [   ]  [   ]  [   ]  [   ]

                             (Home Office Use Only)



AP/DVA-1996                                  Keyport Contract #
                                                                --------------------------
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